ค.ม.1

ทะเบียนเลขที่ 171136944

คำขอเลขที่ 1042131

หนังสือสำคัญแสดงการจดทะเบียนเครื่องหมายการค้า เครื่องหมายบริการ

ออกให้แก่

บริษัท อบีน่า จำกัด

เพื่อแสดงว่าเครื่องหมายนี้ได้จดทะเบียนไว้แล้ว ตามพระราชบัญญัติเครื่องหมายการค้า พ.ศ. 2534 แก้ไขเพิ่มเติมโดยพระราชบัญญัติเครื่องหมายการค้า (ฉบับที่ 2) พ.ศ. 2543 และพระราชบัญญัติเครื่องหมายการค้า (ฉบับที่ 3) พ.ศ. 2559

จำพวกที่ 35 จัดจำหน่ายของชำร่วยและของที่ระลึก

การจดทะเบียนเครื่องหมายการค้านี้ มีอายุ 10 ปี นับแต่วันที่จดทะเบียน และอาจต่ออายุได้ทุก ๆ 10 ปี

จดทะเบียน ณ วันที่ 19 พฤษภาคม พ.ศ. 2559

ออกให้ ณ วันที่ 26 ธันวาคม พ.ศ. 2560

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สำนักเครื่องหมายการค้า

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<u>หมายเหตุ</u>

การต่ออายุการจดทะเบียน สามารถยื่นขอได้ภายในสามเดือน ก่อนวันสิ้นอายุ หรือภายในหกเดือนนับแต่วันสิ้นอายุ กรณียื่นขอต่ออายุภายหลังวันสิ้นอายุผู้ขอจะต้องชำระค่าธรรมเนียมเพิ่มร้อยละยี่สิบของจำนวนค่าธรรมเนียมการต่ออายุ (สิ้นสุด ณ วันที่ 18 พฤษภาคม พ.ศ. 2569)